UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 17, 2016

The Joint Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36724	90-0544160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

16767 N. Perimeter Drive, Suite 240 Scottsdale, AZ 85260
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:
(480) 245-5960

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

             (b)       Departure of Certain Officers

On June 17, 2016, Francis T. Joyce, Chief Financial Officer of the Company, notified the Company’s board of directors of his resignation as an officer and employee of the Company, effective July 1, 2016.

Item 8.01. Other Events.

On June 23, 2016, the Company issued a press release, attached hereto as Exhibit 99.1 and incorporated by reference herein, announcing Francis T. Joyce’s resignation as Chief Financial Officer of the Company.

Item 9.01. Financial Statements and Exhibits.

           (d)       Exhibits

Exhibit Number	Description

99.1	Press release dated June 23, 2016 announcing Francis T. Joyce’s resignation as Chief Financial Officer of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Joint Corp.

Date: June 23, 2016	By:	/s/ Peter D. Holt
Name: Peter D. Holt
Title: Chief Operating Officer